                                                                      Exhibit 23



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following documents of our report dated January 20, 1998, with respect to the consolidated financial statements of First Midwest Bancorp, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997:

 .    Registration Statement (Form S-3 No. 33-20439) pertaining to the First
     Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan.

 .    Registration Statement (Form S-8 No. 33-25136) pertaining to the First
     Midwest Bancorp Savings and Profit Sharing Plan.

 .    Registration Statement (Form S-8 No.33-42980) pertaining to the First
     Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.

 .    Registration Statement (Form S-3 No. 333-37809) pertaining to the First
     Midwest Bancorp, Inc. common stock.

 .    Registration Statement (Form S-8 No. 333-42273) pertaining to the First
     Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan.



     ERNST & YOUNG LLP


     Chicago, Illinois
     February 27,1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We have issued our report dated May 23, 1997, on the consolidated financial statements of SparBank, Incorporated and subsidiary as of December 31, 1996 and for each of the two years in the period ended December 31, 1996, included in the Annual Report on Form 10-K of First Midwest Bancorp, Inc. for the year ended December 31, 1997. We hereby consent to the incorporation by reference of our report in the Registration Statements of First Midwest Bancorp on Forms S-3 (File No. 33-20439, pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, and File No. 333-37809, relating to the registration of shares of First Midwest Bancorp, Inc.'s common stock received in the SparBank, Incorporated merger) and on Forms S-8 (File No. 33-25136, pertaining to the First Midwest Bancorp Savings and Profit Sharing Plan; File No. 33-42980, pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock, and Incentive Plan, and File No. 333-42273, pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan).



GRANT THORNTON LLP


GRANT THORNTON LLP
Chicago, Illinois
February 27, 1998

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


The Board of Directors
First Midwest Bancorp, Inc:


We consent to the incorporation by reference in the registration statements on Form S-3 (Registration Statement Number 33-20439), Form S-8 (Registration Statement Number 33-25136), Form S-8 (Registration Statement Number 33-42980), Form S-3 (Registration Statement Number 333-31665, Form S-3 (Registration Statement Number 333-37809), and Form S-8 (Registration Statement Number 333-42273) of First Midwest Bancorp, Inc. of our report dated January 19, 1996, relating to the consolidated statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 1995, which report appears in the December 31, 1997 annual report on Form 10-K of First Midwest Bancorp, Inc.



KPMG PEAT MARWICK LLP



KPMG Peat Marwick LLP
Chicago, Illinois
February 27, 1998